2007 Analyst Presentation October 10, 2007

This presentation may contain statements about future events, outlook and expectations of Energy Transfer Partners, L.P. (ETP) or Energy Transfer Equity, L.P. (ETE), all of which are forward-looking statements. Any statement in this presentation that is not a historical fact may be deemed to be a forward-looking statement. These forward- looking statements rely on a number of assumptions concerning future events that are believed to be reasonable, but are subject to a number of risks, uncertainties and other factors, many of which are outside ETP's or ETE's control, and which could cause the actual results, performance or achievements of ETP and/or ETE to be materially different. While ETP and ETE each believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their businesses. These risks and uncertainties are discussed in more detail in the filings made by ETP and ETE with the Securities and Exchange Commission, copies of which are available to the public. ETP and ETE expressly disclaim any intention or obligation to revise or publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Legal Disclaimer

All references in this presentation to capacity of a pipeline, processing plant or storage facility relate to maximum capacity under normal operating conditions and with respect to pipeline transportation capacity, is subject to multiple factors (including natural gas injections and withdrawals at various delivery points along the pipeline and the utilization of compression) which may reduce the throughput capacity from specified capacity levels. Legal Disclaimer

Agenda Opening Remarks Kelcy Warren, CEO Regulatory Overview Jerry Langdon, CAO/CCO Financial Overview Brian Jennings, CFO Energy Transfer Company Mackie McCrea, President Transwestern Pipeline Jim Holotik, President

Kelcy Warren Chief Executive Officer

2007 Achievements Completed 42" Cleburne to Carthage pipeline Completed two-step $1.5 billion Transwestern pipeline acquisition Raised ETP annual distribution 10% and ETE annual distribution 25% Exceeded 2007 financial guidance

Natural Gas Basins Natural Gas Basins

Natural Gas Basins & Markets

West Coast Market Growing Phoenix Market East Coast Market San Juan Basin Anadarko Basin West Texas & NM Basin FW Basin East Texas Basin Bossier Trend Texas Gulf Coast Bossier to Katy Katy / HSC LNG Waha to Carthage Piceance Basin Uinta Basin Woodford Basins Fayetteville Natural Gas Basins & Markets Bi - directional Waha to Katy

Regulatory Overview Jerry Langdon Chief Administrative & Compliance Officer

FERC and CFTC Actions Actions are different FERC allegations: Relate to 9 allegations relating to monthly prices during 2003- 2005 Claim ETP "should have" obtained higher prices for physical gas sales despite record high prices at the time FERC calculates these higher "implied prices" by reference to financial contracts Response to FERC filed on October 9 CFTC allegations: Relate to two trading days in Fall 2005 Claims somewhat similar to those of FERC except only assert "attempted" manipulation Response to CFTC to be filed October 15

ETP Position ETP's transactions were lawful and had legitimate business purpose Profitable - both on physical sales and financial transactions Economically rational Reflected real-world supply and demand conditions FERC ignores fundamentals of supply and demand Natural gas markets were in hurricane-related turmoil Actual trade data for transactions among large, sophisticated buyers and sellers supports ETP's views of market fundamentals ETP has filed a motion with FERC seeking additional trading data and associated price index methodology to confirm ETP's economic analysis market fundamentals FERC's position is based on factual inaccuracies and flawed economic analysis FERC's "implied price" theory is novel and unsound Assumes FERC can determine what historical prices "should have been" with 99% accuracy FERC fails to identify any real buyers/sellers transacting at its hypothesized prices Leading experts (including one cited by FERC in its Order) agree that FERC's method would not withstand peer review or scientific analysis De novo review of FERC allegations is sought and justified Congress did not intend that FERC act as both prosecutor and judge Objective review by federal court is requested

Financial Overview Brian Jennings Chief Financial Officer

ETP/ETE Corporate Structure Market Value Equity (1) $7.6 billion Enterprise Value (2) $9.2 billion Market Value Equity (1) $6.9 billion Enterprise Value (2) $10.4 billion Public Unitholders Energy Transfer Equity, L.P. Energy Transfer Partners, L.P. Interstate Pipeline Intrastate Pipeline Propane Public Unitholders 2% General Partner Interest 100% ETP IDRs 46% ETP Common Units 54% Based on unit price as of October 5, 2007 Market value of equity plus outstanding debt at May 31, 2007. Unconsolidated. 27%

2007 Financial Outlook Update Updated Market Guidance: $1.0 billion EBITDA (1) (up from $980 million) $1.0 billion growth capital expenditures (down from $1.2 billion/timing of Transwestern expenditures) $100 million maintenance capital expenditures (up from $90 million) See supplemental disclosure for EBITDA definition.

2008-2009 Financial Outlook Includes in F2007 partial-year contribution of Transwestern Includes pro-rata portion of MEP investment

Investments Drive EBITDA Growth Transwestern 42" Cleyburn to Carthage Godley Expansion SE Bossier Paris Loop Phoenix Expansion Mid-Continent Expansion Uinta/Piceance Basin 2007 2007 2007 - 2008 2008 2008 2008 2008 2008 2008 2009 2009 2009 2009 2009 2009 2009 2009 2009

ETP/ETE Debt Maturity Schedule ETP/ETE Debt Maturity Schedule

ETP Credit Facility 80.0 bps ^BB+/Ba1/BB+ 60.0 bps BBB-Baa3/BBB- 45.0 bps BBB/Baa2/BBB Fully - Drawn Libor Pricing: 12.5 bps ^BB+/Ba1/BB+ 11.0 bps BBB-/Baa3/BBB- 9.0 bps BBB/Baa2/BBB Commitment Fee: 1-Year Term-Out: Yes (unlimited) Extension Options: $1.0 Billion Accordion: July 2012 Maturity: 5-Year Loan Type: $2.0 Billion Amount:

Distribution Growth Distribution Growth Distribution for period ending, paid following quarter. 25% CAGR 10% CAGR

Change in Year-End Reporting Change in Year-End Reporting

Heritage Propane

Heritage Propane Two-pronged growth strategy: Acquisitions - niche markets Organic - customer and volume adds Enhance profitability: Volume growth Margin expansion

Heritage Propane Heritage Propane

Heritage Propane Heritage Propane Heritage Propane

Energy Transfer Company Mackie McCrea President

ETC - Today Over 14,000 miles of natural gas gathering and transportation pipelines located in Louisiana, Texas, New Mexico, Colorado and Utah 400 miles of intrastate pipeline under construction 15 natural gas processing plants and 20 natural gas treating facilities located in Louisiana, Texas, Colorado and Utah 3 natural gas storage facilities with 74 Bcf working capacity Over 7 Bcf/day flowing through our systems

Energy Transfer Texas Pipelines Energy Transfer Texas Pipelines

West Coast Market Growing Phoenix Market East Coast Market San Juan Basin Anadarko Basin West Texas & NM Basin FW Basin East Texas Basin Bossier Trend Texas Gulf Coast Bossier to Katy Katy / HSC LNG Waha to Carthage Piceance Basin Uinta Basin Woodford Basins Fayetteville Natural Gas Basins & Markets Bi - directional Waha to Katy

2007 Accomplishments 42" Cleburne to Carthage completed April 2007 Flowing 1.5 Bcf/day (1.75 Bcf/day by 4th quarter) Added over 200,000 hp of compression Added over 700,000 Mcf/day of processing capacity 130,000 Mcf/day cryo capacity at Godley Added over 225,000 Mcf/day of treating capacity

Cleburne to Carthage 42" Pipeline 265 Miles April 2007 in service 1.75 - 1.85 Bcf/d max capacity 42" Cleburne to Carthage

Texas Compressor Assets Texas Compressor Assets

Texas Processing Assets Texas Processing Assets

2008 Project Outlook 42" Southeast Bossier 36" Paris Loop Godley Processing Carthage Loop and Katy Expansion 36" Maypearl to Malone, 36" Cleburne to Tolar, 24" Old Ocean Loop Robertson County treating

42" Southeast Bossier SE Bossier 42" Pipeline/ 24" pipeline 165 Miles Expected completion 3Q F2008 ..9 Bcf/d initial capacity 1.3 Bcf/d capacity 1Q F2009 Interconnects to HPL

36" Paris Loop Paris Loop 36" Pipeline 145 Miles Expected completion date 3Q F2008 ..35 Bcf/d initial capacity ..9 Bcf/d capacity 3Q F2009 MEP Startup

Godley Plant Godley Processing Plant 230,000 Mcf/day in-service 170,000 Mcf/day added 1Q F2008 200,000 Mcf/day added 4Q F2008

Carthage Loop and the Katy Expansion Carthage Loop: 32 miles of 42" 500 MMcf/d of additional capacity Katy Expansion: 56 miles of 36" 400 MMcf/d of additional capacity

Additional Projects 36" Maypearl to Malone 25 miles of 36" pipe Outlet for additional 600 MMCf/d from the Ft. Worth Basin 10,000 hp of compression 36" Cleburne to Tolar 20 miles of 36" pipe Connects additional production and pipeline facilities 24" Old Ocean Loop to ETC Katy 24 miles of 20" and 24" pipe connecting Old Ocean to ETC Katy Additional capacity of over 200 MMcf/d 10,000 hp of compression Robertson County treating 100 MMcf/d of amine treating

Piceance-Uinta Basin Expansion Production Basin - 2.2 Bcf/day Canyon Corridor - 1.1 Bcf/day Well permits last 12 months Basin - 3,974 Canyon Corridor - 1,906 Potential basin reserves - 45.4 Tcf (1) (1) 12/31/04 Potential Gas Committee Report Piceance-Uinta Basin.

Canyon Gas Resources

- Only significant third-party gathering system in Piceance Basin
- 1,800+ miles of 2”-16” pipe
  - 300 MMcf/d capacity w/ added compression and processing
- 6 processing plants for NGL extraction and treating
  - 90 MMcf/d capacity
- 2 NGL injection points on Enterprise Mid-Continent Pipeline
- 4 Interstate interconnects with Questar, Northwest, Source Gas and TransColorado
- Potential upside with Transwestern


North Douglas
Foundation Creek
Utah
Colorado
Debeque
Harley Dome
Buzzard Creek
Legend

ENERGY TRANSFER
41

Mid-Continent Express Pipeline Chesapeake is the "Foundation Shipper" with 500,000 Mcf/day Total commitments of approximately 1 Bcf/day Receipt point access to Barnett Shale and Bossier Sand in Texas, the Fayetteville Shale in Arkansas, the Woodford/Caney Shale in Oklahoma Access to numerous downstream markets via NGPL, Transco, Texas Eastern, Tennessee, Columbia Gulf, Texas Gas, Southern Natural, Destin and ANR

Mid- Continent Express Mid-Continent Express Pipeline 50/50 JV with Kinder Morgan 500 Miles 1.4 Bcf/d initial capacity $1.3 billion initial investment Expected in service 3Q F2009

Transwestern Pipeline Jim Holotik President

West Coast Market Growing Phoenix Market East Coast Market San Juan Basin Anadarko Basin West Texas & NM Basin FW Basin East Texas Basin Bossier Trend Texas Gulf Coast Bossier to Katy Katy / HSC LNG Waha to Carthage Piceance Basin Uinta Basin Woodford Basins Fayetteville Natural Gas Basins & Markets Bi - directional Waha to Katy

Transwestern Overview September 2006 Filed Rate Case September 29, 2006 Phoenix certificate filed with FERC West flows: 61% load factor 2006 200 MM/d unsubscribed September 2007 Rate case settled. New case not required until October 1, 2011 Phoenix final Environmental Impact Statement received FERC Certificate expected November 2007 Improving west flows: 88% load factor ytd 2007 100% subscribed west Apr-Oct Positive trends: New flow opportunities Panhandle - West New loads - Atmos, PNM Valencia Power Plant

Transwestern - System Capabilities Transwestern - System Capabilities Mainline West 1,210 MM/d Bi-directional 725 MM/d East, 750 MM/d West San Juan Lateral Ignacio to Blanco 476 MM/d Blanco to Thoreau 1,235 MM/d East Laterals (Bi-directional) West Texas 585 MM/d North, 550 MM/d South Panhandle 273 MM/d East, 250 MM/d West

Transwestern - Phoenix Expansion San Juan Lateral Phoenix Lateral San Juan Looping: 36" Pipeline 26 Miles Initial Capacity 375 MM/day Expected completion 3Q F2008 Phoenix Lateral: 36" & 42" Pipeline 260 Miles Initial Capacity 500 MM/day Expected completion 1Q F2009

Transwestern - San Juan Expansion Transwestern - San Juan Expansion Transwestern - San Juan Expansion Additional 375 MM/day of supply capacity, increases to 475 MM/day with MAOP upgrade In-service as early as 3Q F2008

Transwestern - Phoenix Lateral Transwestern - Phoenix Lateral Construction expected to begin in January 2008 Phased In-Service Dates. Anticipate being in-service to APS Red Hawk by 1Q F2009, complete in-service by 2Q F2009

Transwestern - Other Expansions Transwestern - Other Expansions 1. Phoenix compression expansion - 250 MM/d (2011) 2. ML West expansion, Phoenix/Nevada - 500 MM/d (2011) 3. Panhandle & West TX expansion - 100 MM/d (2008) 4. Ignacio to Blanco expansion - 200 MM/d (2011)

Rockies Production Forecast 2006 Rocky Mountain Production Constrained by Take-Away Capacity REX Take-Away Capacity of 1.8 Bcf/d (1) Based on PIRA's Gas Forecast

West Coast Market Growing Phoenix Market East Coast Market San Juan Basin Anadarko Basin West Texas & NM Basin FW Basin East Texas Basin Bossier Trend Texas Gulf Coast Bossier to Katy Katy / HSC LNG Waha to Carthage Piceance Basin Uinta Basin Woodford Basins Fayetteville Natural Gas Basins & Markets Bi - directional Waha to Katy

Supplemental Information

2008 Quarterly Outlook 2008 Quarterly Outlook

EBITDA Reconciliation EBITDA Reconciliation

EBITDA Reconciliation The partnership has disclosed in this press release EBITDA, as adjusted, which is a non-GAAP financial measure. Management believes EBITDA, as adjusted, provides useful information to investors as a measure of comparison with peer companies, including companies that may have different financing and capital structures. The presentation of EBITDA, as adjusted, also allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results. The partnership defines EBITDA, as adjusted, as total partnership earnings before interest, taxes, depreciation, amortization and other non- cash items, such as compensation charges for unit issuances to employees and other expenses. Non-cash compensation expense represents charges for the value of the grants awarded under the Partnership's compensation plans over the vesting terms of those plans and are charges which do not, or will not, require cash settlement. Non- cash income or loss such as the gain or loss arising from our disposal of assets and discontinued operations is not included when determining EBITDA, as adjusted.

EBITDA Reconciliation EBITDA, as adjusted, is used by management to determine our operating performance and, along with other data, as internal measures for setting annual operating budgets, assessing financial performance of our numerous business locations, as a measure for evaluating targeted businesses for acquisition and as a measurement component of incentive compensation. There are material limitations to using a measure such as EBITDA, as adjusted, including the difficulty associated with using it as the sole measure to compare the results of one company to another, and the inability to analyze certain significant items that directly affect a company's net income or loss. In addition, our calculation of EBITDA, as adjusted, may not be consistent with similarly titled measures of other companies and should be viewed in conjunction with measurements that are computed in accordance with GAAP, such as gross margin, operating income, net income, and cash flow from operating activities.